                                                                    EXHIBIT 10.5



                                     TEKELEC
                              STOCK AWARD AGREEMENT


        THIS STOCK AWARD AGREEMENT (this "Agreement") is made as of February 17, 1998 (the "Effective Date") by and between Tekelec, a California corporation (the "Company"), and Michael L. Margolis ("Michael").

        WHEREAS, in consideration of Michael's acceptance of employment as the Chief Executive Officer and President of the Company and his future service as an employee of the Company, and as an incentive to motivate and retain Michael as an employee of the Company, the Company's Board of Directors has awarded to Michael as of the Effective Date 15,000 shares (the "Shares") of the Company's Common Stock, subject to the terms and conditions set forth herein and on the condition that Michael enter into this Agreement with the Company;

        NOW, THEREFORE, IT IS AGREED between the parties as follows:

        1. ACCEPTANCE AND VALUE OF SHARES. Michael hereby accepts the Shares effective as of the Effective Date as additional consideration for his acceptance of employment as the Chief Executive Officer and President of the Company and his future service to the Company and as an incentive to motivate and retain him as an employee of the Company. The value of the Shares on the Effective Date for tax, accounting and all other purposes shall be $40.4375 per Share (i.e., the closing price of the Company's Common Stock on The Nasdaq Stock Market on February 17, 1998).

        2. VESTING OF SHARES. Subject to Sections 3 and 4 hereof, the Shares shall vest cumulatively as to 3,000 Shares on each of the vesting dates specified below so long as Michael continues to serve as an employee of the
Company:

                                              Number of
                      Vesting Date          Shares Vesting
                      ------------          --------------
                        02/17/99                3,000
                        02/17/00                3,000
                        02/17/01                3,000
                        02/17/02                3,000
                        02/17/03                3,000
                                               ------
                                               15,000
                                               ======

        3. ACCELERATED VESTING OF SHARES. In the event that prior to February 17, 2003, Michael's employment with the Company is terminated by either Michael or the Company under circumstances entitling Michael to severance benefits under the Tekelec Officer Severance Plan and Michael executes and delivers to the Company an Employment Separation Agreement (in the form attached to such Officer Severance Plan), then the Shares will fully vest as of the effective date of such termination of Michael's employment to the extent the Shares are then unvested.

        4. FORFEITURE OF SHARES. If at any time prior to February 17, 2003, Michael ceases to serve as an employee of the Company under circumstances not entitling Michael to severance benefits under the Tekelec Officer Severance Plan, Michael shall forfeit any Shares which are not then vested, which forfeiture shall be effective on the date on which Michael ceases to be an employee of the Company. Upon any forfeiture of any of the Shares in accordance with this Section 4, Michael shall assign and transfer such forfeited Shares to the Company or its assignee.

        5. ISSUANCE AND ESCROW OF SHARES. The Shares shall be evidenced by five stock certificates (the "Stock Certificates"), each of which shall represent 3,000 Shares. The Stock Certificates shall be issued in the name of Michael as soon as administratively practicable following the Effective Date and shall be delivered by the Company's transfer agent directly to the Secretary of the Company (the "Secretary"). As security for Michael's faithful performance of the terms of this Agreement and to ensure the availability for delivery of the Shares upon any forfeiture of any of the Shares pursuant to Section 4 hereof, Michael also agrees upon execution of this Agreement to deliver to and deposit with the Secretary five Assignments Separate from Certificate (the "Assignments") duly endorsed (with date left blank) in the form attached hereto as Attachment A. The Secretary shall hold the Shares and the Assignments in an escrow and, within seven days after the date on which any of the Shares vest hereunder, the Secretary shall release from escrow and deliver to Michael the Stock Certificate(s) evidencing such Shares. The escrow shall terminate upon the first to occur of (i) Michael's forfeiture of any Shares not then vested pursuant to Section 4 hereof or (ii) the date on which all of the Shares are vested (i.e., February 17, 2003 or such earlier date on which all remaining unvested Shares vest in accordance with Section 3 hereof). If the escrow terminates upon any forfeiture of Shares pursuant to Section 4 hereof, the Secretary shall within seven days thereafter release from escrow and deliver to the Company all Stock Certificates representing the forfeited Shares and all Assignments then held in escrow.

        6. RIGHTS AS SHAREHOLDER. Subject to the provisions of this Agreement, Michael shall be entitled to exercise all rights and privileges of a shareholder of the Company (including voting rights) with respect to the Shares.

        7. CONTINUATION AS AN EMPLOYEE, OFFICER OR DIRECTOR. Neither the award of the Shares to Michael nor this Agreement shall confer upon Michael any right to continue as an employee, officer or director of the Company or any of its subsidiaries or limit in any respect the right of the Company to terminate Michael's employment with the Company at any time for any reason.

        8. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Michael any taxes required to be withheld by federal, state or local law as a result of the issuance of the Shares to Michael.

        9. NONTRANSFERABILITY PRIOR TO VESTING. Michael may not at any time transfer any Shares which are not then vested or any interest therein by sale, assignment, hypothecation, pledge, donation, operation of law or otherwise, including without limitation pursuant to the laws of descent and distribution.



                                      -2-

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        10.    MISCELLANEOUS.

               (a) This Agreement shall inure to the benefit of the successors and assigns of the Company.

               (b) This Agreement shall be governed by and construed under the laws of the State of California and constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may only be amended by a writing signed by the parties hereto.

               (c) If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                              COMPANY:   TEKELEC, a California corporation


                                         By:  Gilles C. Godin
                                             ----------------------------------
                                         Print Name:  Gilles C. Godin
                                                     --------------------------
                                         Title:  V. P. Finance & CFO
                                                -------------------------------

                               MICHAEL:  Michael L. Margolis
                                         --------------------------------------
                                         Michael L. Margolis



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                                  ATTACHMENT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________ __________________________ (______)
shares of the Common Stock of Tekelec, a California corporation (the "Company"), standing in the name of the undersigned on the books of the Company represented by Certificate No. ______ herewith and does hereby irrevocably constitute and appoint ________________________________________________ attorney to transfer said stock on the books of the Company with full power of substitution in the premises.


Signature:
           ---------------------------------

Printed Name:   Michael L. Margolis
              ------------------------------

Dated:
       -------------------------------------